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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)              October 9, 2000
                                                -------------------------------

                         EMBARCADERO TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in Charter)

       Delaware                     000-30293                 68-0310015
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(State or Other Jurisdiction    (Commission File           (IRS Employer
    of Incorporation)               Number)              Identification No.)

425 Market Street, Suite 425, San Francisco, California                   94105
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (415) 834-3131
                                                   -----------------------------


                                        None
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OF ASSETS

        On October 9, 2000, Embarcadero Technologies, Inc. (the "Company") announced that it had acquired the remaining 56 percent interest in its affiliate, Embarcadero Europe, Limited, for approximately $3 million. Pursuant to the transaction, Embarcadero Europe, which is based in Maidenhead, United Kingdom, will become a wholly-owned subsidiary of the Company.

ITEM 7. FINANCIAL STATEMENTS

        The financial statements of Embarcadero Europe and PRO FORMA financial information required to be filed with this current report on Form 8-K will be filed within 60 days of the date of this report.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  October 24, 2000                EMBARCADERO TECHNOLOGIES, INC.



                                       By:    /s/ Raj Sabhlok
                                              --------------------------------
                                       Name:  Raj Sabhlok
                                              --------------------------------
                                       Title: Senior Vice President of Finance
                                              --------------------------------